BlackRock Strategic Global Bond Fund, Inc.

(the “Fund”)

Supplement dated July 2, 2021 to the

Statement of Additional Information of the Fund,

dated April 30, 2021

Effective immediately, the following change is made to the Fund’s Statement of Additional Information:

The chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” in Part I of the Fund’s Statement of Additional Information is amended as follows:

Strategic Global Bond Fund
Initial Public Offering (“IPO”) Risk	X
Special Purpose Acquisition Companies	X

Shareholders should retain this Supplement for future reference.

SAI-SGB-0721SUP